SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 20, 2004
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                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    000-30362
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                            (Commission File Number)




Delaware                                                      74-2846643
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(State of Other Jurisdiction of Incorporation)               (IRS Employer
                                                           Identification No.)




8300 North MoPac Expressway, Austin, Texas                       78759
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (512) 349-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.02.  Results of Operations and Financial Condition

On December 20, 2004, Crossroads Systems, Inc. issued a press release reporting its results of operations for its fiscal quarter ended October 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibit No.       Description
         ----------        -----------
         99.1              Press Release of Crossroads Systems, Inc.
                          dated December 20, 2004

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CROSSROADS SYSTEMS, INC.



                                   By:    /s/ Rob Sims
                                   --------------------------------------------
                                              Rob Sims
                                          President and Chief Executive Officer

Dated:  December 20, 2004

                                        3


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                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1     Press Release of Crossroads Systems, Inc. dated December 20, 2004